EXHIBIT 16


                  EV MARATHON ARIZONA LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $1,936
 Plus                       Dividend Income Earned:
                                                         ------
 Equal                                Gross Income:      $1,936

 Minus                                    Expenses:        $565
                                                         ------
 Equal                       Net Investment Income:      $1,371

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      49,789
                                                         ------
 Equal      Net Investment Income Earned Per Share:     $0.0275

                 Net Asset Value Per Share 9/30/95:      $10.38

                                     30 Day Yield*:       3.20%

 Divided by          One minus the Tax Rate of 31%:        0.69
                                                         ------
 Equal                     Tax Equivalent Yield **:       4.64%

          Divided by one minus a tax rate of 34.59%:     0.6541
                                                         ------
 Equal                     Tax Equivalent Yield***:       4.89%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0275/$10.38)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arizona tax rate of 34.59%

                    INVESTMENT PERFORMANCE -- EV MARATHON ARIZONA LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period  from November 3, 1994 through September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      11/03/94      $1,074.40      $1,044.40      7.44%       NA            4.44%       NA



Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.90% and was calculated by annualizing the most recent dividend distribution ($0.034397290) and dividing the result by the current maximum offering price ($10.38).


The effective distribution rate as of 09/30/95 was 3.97% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

            EV MARATHON CALIFORNIA LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $253,658
 Plus                       Dividend Income Earned:
                                                        --------
 Equal                                Gross Income:     $253,658

 Minus                                    Expenses:      $85,292
                                                        --------
 Equal                       Net Investment Income:     $168,366

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    6,234,067
                                                       ---------
 Equal      Net Investment Income Earned Per Share:      $0.0270

                 Net Asset Value Per Share 9/30/95:       $10.12

                                     30 Day Yield*:        3.22%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                       ---------
 Equal                     Tax Equivalent Yield **:        4.67%

          Divided by one minus a tax rate of 37.90%:      0.6210
                                                       ---------
 Equal                     Tax Equivalent Yield***:        5.19%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0270/$10.12)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and California tax rate of 37.90%

                   INVESTMENT PERFORMANCE -- EV MARATHON CALIFORNIA LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      05/29/92      $1,177.40      $1,167.40      17.74%      5.01%         16.74%      4.74%

1 YEAR ENDED
   09/30/95       09/30/94      $1,063.98      $1,033.98      6.40%       6.40%         3.40%       3.40%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.83% and was calculated by annualizing the most recent dividend distribution ($0.032953434) and dividing the result by the current maximum offering price ($10.12).


The effective distribution rate as of 09/30/95 was 3.90% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

            EV MARATHON CONNECTICUT LIMITED MUNICIPALS FUND
             30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $61,551
 Plus                       Dividend Income Earned:
                                                         -------
 Equal                                Gross Income:      $61,551

 Minus                                    Expenses:      $18,395
                                                         -------
 Equal                       Net Investment Income:      $43,156

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    1,532,858
                                                       ---------
 Equal      Net Investment Income Earned Per Share:      $0.0282

                 Net Asset Value Per Share 9/30/95:        $9.90

                                     30 Day Yield*:        3.44%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                       ---------
 Equal                     Tax Equivalent Yield **:        4.99%

          Divided by one minus a tax rate of 34.11%:      0.6589
                                                       ---------
 Equal                     Tax Equivalent Yield***:        5.22%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0282/$9.90)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Connecticut tax rate of 34.11%

                    INVESTMENT PERFORMANCE -- EV MARATHON CONNECTICUT LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF FUND      04/16/93      $1,093.27      $1,073.47      9.33%       3.69%         7.35%       2.92%

1 YEAR ENDED
   09/30/95       09/30/94      $1,071.69      $1,041.69      7.17%       7.17%         4.17%       4.17%





Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.74% and was calculated by annualizing the most recent dividend distribution ($0.031424669) and dividing the result by the current maximum offering price ($9.90).


The effective distribution rate as of 09/30/95 was 3.80% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

               EV MARATHON FLORIDA LIMITED MUNICIPALS FUND
              30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS

                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $533,390
 Plus                       Dividend Income Earned:
                                                         --------
 Equal                                Gross Income:      $533,390

 Minus                                    Expenses:      $175,654
                                                         --------
 Equal                       Net Investment Income:      $357,736

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    13,263,343
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0270

                 Net Asset Value Per Share 9/30/95:        $10.29

                                     30 Day Yield*:         3.17%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         4.59%



 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0270/$10.29)+1)-1]

 ** Assuming a tax rate of 31%

                       INVESTMENT PERFORMANCE -- EV MARATHON FLORIDA LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT


                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      05/29/92      $1,196.69      $1,186.69      19.67%      5.52%         18.67%      5.26%

1 YEAR ENDED
   09/30/95       09/30/94      $1,072.05      $1,042.05      7.21%       7.21%         4.21%       4.21%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.77% and was calculated by annualizing the most recent dividend distribution ($0.032953434) and dividing the result by the current maximum offering price ($10.29).


The effective distribution rate as of 09/30/95 was 3.84% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

          EV MARATHON MASSACHUSETTS LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS



                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $425,746
 Plus                       Dividend Income Earned:
                                                         --------
 Equal                                Gross Income:      $425,746

 Minus                                    Expenses:      $141,460
                                                         --------
 Equal                       Net Investment Income:      $284,286

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    10,485,140
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0271

                 Net Asset Value Per Share 9/30/95:        $10.16

                                     30 Day Yield*:         3.22%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         4.67%

          Divided by one minus a tax rate of 39.28%:       0.6072
                                                       ----------
 Equal                     Tax Equivalent Yield***:         5.30%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0271/$10.16)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Massachusetts tax rate of 39.28%

              INVESTMENT PERFORMANCE -- EV MARATHON MASSACHUSETTS LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      06/01/92      $1,184.18      $1,174.18      18.42%      5.21%         17.42%      4.94%

1 YEAR ENDED
   09/30/95       09/30/94      $1,072.73      $1,042.73      7.27%       7.27%         4.27%       4.27%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.67% and was calculated by annualizing the most recent dividend distribution ($0.031679458) and dividing the result by the current maximum offering price ($10.16).


The effective distribution rate as of 09/30/95 was 3.73% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

          EV MARATHON MICHIGAN LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $96,912
 Plus                       Dividend Income Earned:
                                                         -------
 Equal                                Gross Income:      $96,912

 Minus                                    Expenses:      $31,842
                                                         -------
 Equal                       Net Investment Income:      $65,070

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    2,363,163
                                                       ---------
 Equal      Net Investment Income Earned Per Share:      $0.0275

                 Net Asset Value Per Share 9/30/95:        $9.79

                                     30 Day Yield*:        3.40%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                       ---------
 Equal                     Tax Equivalent Yield **:        4.93%

          Divided by one minus a tax rate of 36.54%:      0.6346
                                                       ---------
 Equal                     Tax Equivalent Yield***:        5.36%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0275/$9.79)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Michigan tax rate of 36.54%

                  INVESTMENT PERFORMANCE -- EV MARATHON MICHIGAN LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      04/16/93      $1,084.13      $1,064.55      8.41%       3.34%         6.46%       2.58%

1 YEAR ENDED
   09/30/95       09/30/94      $1,065.73      $1,035.73      6.57%       6.57%         3.57%       3.57%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.79% and was calculated by annualizing the most recent dividend distribution ($0.031509609) and dividing the result by the current maximum offering price ($9.79).


The effective distribution rate as of 09/30/95 was 3.86% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

           EV MARATHON NATIONAL LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $556,747
 Plus                       Dividend Income Earned:
                                                         --------
 Equal                                Gross Income:      $556,747

 Minus                                    Expenses:      $168,658
                                                         --------
 Equal                       Net Investment Income:      $388,089

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    12,466,437
                                                       ----------
 Equal      Net Investment Income Earned Per Share:       $0.0311

                 Net Asset Value Per Share 9/30/95:        $10.27

                                     30 Day Yield*:         3.67%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                       ----------
 Equal                     Tax Equivalent Yield **:         5.32%


 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0311/$10.27)+1)-1]

 ** Assuming a tax rate of 31%

              INVESTMENT PERFORMANCE -- EV MARATHON NATIONAL LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 22, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      05/22/92      $1,202.91      $1,192.91      20.29%      5.65%         19.29%      5.39%

1 YEAR ENDED
   09/30/95       09/30/94      $1,066.32      $1,036.32      6.63%       6.63%         3.63%       3.63%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 4.01% and was calculated by annualizing the most recent dividend distribution ($0.034991808) and dividing the result by the current maximum offering price ($10.27).


The effective distribution rate as of 09/30/95 was 4.09% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

           EV MARATHON NEW JERSEY LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $365,478
 Plus                       Dividend Income Earned:
                                                        --------
 Equal                                Gross Income:     $365,478

 Minus                                    Expenses:     $119,329
                                                        --------
 Equal                       Net Investment Income:     $246,149

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    8,618,339
                                                        --------
 Equal      Net Investment Income Earned Per Share:      $0.0286

                 Net Asset Value Per Share 9/30/95:       $10.17

                                     30 Day Yield*:        3.39%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                        --------
 Equal                     Tax Equivalent Yield **:        4.91%

          Divided by one minus a tax rate of 35.54%:      0.6446
                                                        --------
 Equal                     Tax Equivalent Yield***:        5.26%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0286/$10.17)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New Jersey tax rate of 35.54%

                 INVESTMENT PERFORMANCE -- EV MARATHON NEW JERSEY LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      06/01/92      $1,181.65      $1,171.65      18.17%      5.14%         17.17%      4.87%

1 YEAR ENDED
   09/30/95       09/30/94      $1,066.63      $1,036.63      6.66%       6.66%         3.66%       3.66%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.79% and was calculated by annualizing the most recent dividend distribution ($0.032698645) and dividing the result by the current maximum offering price ($10.17).


The effective distribution rate as of 09/30/95 was 3.85% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

          EV MARATHON NEW YORK LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:      $623,339
 Plus                       Dividend Income Earned:
                                                         --------
 Equal                                Gross Income:      $623,339

 Minus                                    Expenses:      $198,033
                                                         --------
 Equal                       Net Investment Income:      $425,306

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    15,005,281
                                                         --------
 Equal      Net Investment Income Earned Per Share:       $0.0283

                 Net Asset Value Per Share 9/30/95:        $10.22

                                     30 Day Yield*:         3.35%

 Divided by          One minus the Tax Rate of 31%:          0.69
                                                         --------
 Equal                     Tax Equivalent Yield **:         4.86%

          Divided by one minus a tax rate of 39.32%:       0.6068
                                                         --------
 Equal                     Tax Equivalent Yield***:         5.52%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0283/$10.22)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and New York tax rate of 39.32%

                         INVESTMENT PERFORMANCE -- EV MARATHON NEW YORK LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 29, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      05/29/92      $1,186.61      $1,176.61      18.66%      5.26%         17.66%      4.99%

1 YEAR ENDED
   09/30/95       09/30/94      $1,068.44      $1,038.44      6.84%       6.84%         3.84%       3.84%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.80% and was calculated by annualizing the most recent dividend distribution ($0.032953434) and dividing the result by the current maximum offering price ($10.21).


The effective distribution rate as of 09/30/95 was 3.87% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

           EV MARATHON OHIO LIMITED MUNICIPALS FUND
          30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $144,520
 Plus                       Dividend Income Earned:
                                                        --------
 Equal                                Gross Income:     $144,520

 Minus                                    Expenses:      $46,269
                                                        --------
 Equal                       Net Investment Income:      $98,251

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    3,364,799
                                                       ---------
 Equal      Net Investment Income Earned Per Share:      $0.0292

                 Net Asset Value Per Share 9/30/95:        $9.90

                                     30 Day Yield*:        3.57%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                       ---------
 Equal                     Tax Equivalent Yield **:        5.17%

          Divided by one minus a tax rate of 35.76%:      0.6424
                                                       ---------
 Equal                     Tax Equivalent Yield***:        5.56%




 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0292/$9.90)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Ohio tax rate of 35.76%

                        INVESTMENT PERFORMANCE -- EV MARATHON OHIO LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from April 16, 1993 through September 30, 1995 and for the 1 year period ended
September 30, 1995.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      04/16/93      $1,096.26      $1,076.46      9.63%       3.81%         7.65%       3.04%

1 YEAR ENDED
   09/30/95       09/30/94      $1,067.53      $1,037.53      6.75%       6.75%         3.75%       3.75%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.84% and was calculated by annualizing the most recent dividend distribution ($0.032273976) and dividing the result by the current maximum offering price ($9.90).


The effective distribution rate as of 09/30/95 was 3.91% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1

                  EV MARATHON PENNSYLVANIA LIMITED MUNICIPALS FUND 30-DAY AND TAX EQUIVALENT YIELD CALCULATIONS


                    For the 30 days ended 9/30/95:

                            Interest Income Earned:     $393,761
 Plus                       Dividend Income Earned:
                                                        --------
 Equal                                Gross Income:     $393,761

 Minus                                    Expenses:     $125,931
                                                        --------
 Equal                       Net Investment Income:     $267,830

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:    9,397,287
                                                       ---------
 Equal      Net Investment Income Earned Per Share:      $0.0285

                 Net Asset Value Per Share 9/30/95:       $10.26

                                     30 Day Yield*:        3.36%

 Divided by          One minus the Tax Rate of 31%:         0.69
                                                       ---------
 Equal                     Tax Equivalent Yield **:        4.87%

          Divided by one minus a tax rate of 38.76%:      0.6124
                                                       ---------
 Equal                     Tax Equivalent Yield***:        5.48%


 *   Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0285/$10.26)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Pennsylvania tax rate of 38.76%

                  INVESTMENT PERFORMANCE -- EV MARATHON PENNSYLVANIA LIMITED MATURITY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from June 1, 1992 through September 30, 1995 and for the 1 year period ended
September 30, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 09/30/95    ON 09/30/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF FUND      06/01/92      $1,194.47      $1,184.47      19.45%      5.48%         18.45%      5.22%

1 YEAR ENDED
   09/30/95       09/30/94      $1,068.17      $1,038.17      6.82%       6.82%         3.82%       3.82%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = ( ERV / P ) - 1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.


                         CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE


The distribution rate as of 09/30/95 was 3.87% and was calculated by annualizing the most recent dividend distribution ($0.033717832) and dividing the result by the current maximum offering price ($10.26).


The effective distribution rate as of 09/30/95 was 3.94% and was calculated by dividing the distribtion rate by the compounding period (365/31), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:


                                                                                        (365/31)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/31))+1]   -  1